UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 6 Nispetiye Caddesi 34330 Etiler, Istanbul, Turkey	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2013, TransAtlantic Petroleum (USA) Corp. (“TransAtlantic”), a wholly owned subsidiary of TransAtlantic Petroleum Ltd. (the “Company”), entered into an office lease effective as of April 5, 2013 (the “Lease”) with Longfellow Energy, LP (“Longfellow”) to lease corporate office space located at 16803 North Dallas Parkway, Addison, Texas.

TransAtlantic will lease approximately 4,696 square feet of office space from Longfellow under the Lease. The initial lease term under the Lease commenced on May 1, 2013 (the “Commencement Date”), and expires five years after the Commencement Date, unless earlier terminated in accordance with the Lease. TransAtlantic has the option to extend the Lease term for two additional periods of five years each. If TransAtlantic exercises its option to extend the lease term, the monthly rent payable during such extended term shall be at a mutually agreed upon amount for monthly rent during the renewal term. During the first year of the initial lease term, TransAtlantic will pay monthly rent of $7,533 to Longfellow, plus utilities, real property taxes and liability insurance (to the extent that TransAtlantic does not obtain its own liability insurance). Monthly rent increases by approximately $196 each year of the initial lease term.

The Company has entered into a service agreement, as amended (the “Service Agreement”), with Longfellow, Viking Drilling, LLC, MedOil Supply, LLC and Riata Management, LLC. In addition, N. Malone Mitchell, 3rd, the Company’s chairman of the board of directors and chief executive officer, and his wife and children indirectly own 100% of Longfellow. For a description of the Service Agreement and other related party transactions with Mr. Mitchell and his family, see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2012.

The foregoing description of the Lease is qualified in its entirety by reference to the Lease, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Office Lease, by and between TransAtlantic Petroleum (USA) Corp. and Longfellow Energy, LP, dated effective April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2013

TRANSATLANTIC PETROLEUM LTD.

By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Office Lease, by and between TransAtlantic Petroleum (USA) Corp. and Longfellow Energy, LP, dated effective April 5, 2013.